Investment Corporation

FBR Investor Day

September 29, 2005

Forward-Looking Statements

From time to time the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company’s business include the following: increases in mortgage lending interest rates; adverse changes in the secondary market for mortgage loans; decline in real estate values; limited cash flow to fund operations; dependence on short-term financing facilities; concentration of operations in California, Florida, New York and Texas; the occurrence of natural disasters (including the adverse impact of hurricane Katrina); extensive government regulation; intense competition in the mortgage lending industry and the condition of the U.S. economy and financial system. For a more complete discussion of these risks and uncertainties, see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and subsequent filings by the Company with the United States Securities and Exchange Commission

Slide 2

Aames Investment Corp FBR Investor Day

Industry Overview - Jay Meyerson, Chairman & CEO Dividend Outlook, Liquidity Management & Funding Sources

- Jon Van Deuren, EVP & CFO

Asset Backed and Whole Loan Market - John Kim, EVP & Chief Investment Officer

Corporate Initiatives - John Vella, President & COO Summary - Jay Meyerson Q & A

Slide 3

Current Industry Dynamics

Market interest rates increasing Lack of pricing discipline

Wave of REIT capital raising driving need for continued origination growth Production fueled by:

Strong housing market Lower absolute spread on loans

Industry acceptance of higher risk profile

Reduced returns for both portfolio and whole loan sales

Slide 4

Our Response

Maintain a value driven, rather than volume driven, philosophy Increase price discipline Maintain focus on credit quality Reduce cost to originate Prudently managed REIT portfolio, generating stable dividend Generate increasing TRS profitability

Slide 5

Production Profile - YTD June 2005

Weighted Average

Hybrid Fixed 2nd Mortgage Alt-A

FICO 617 LTV 79.0% I/O 11.5%

79.4%

12.0%

8.5%

0.1%

Loan Purpose:

Cashout Refinance Purchase Rate/Term Refinance

57.4%

39.0%

3.6%

Slide 6

Production Profile – LTV & FICO Distribution

FICO Score Avg: 617

% of Originations

40.0%

35.0% 30.0%

25.0%

20.0% 15.0%

10.0% 5.0%

0.0%

500 525 550 600 650 700 700+

FICO

2003

2004

05 YTD Jun

LTV Ratio Avg: 79

% of Originations

80.0% 60.0% 40.0% 20.0% 0.0% 0

50 60 70 80 90 100

% LTV

2003

2004

05 YTD Jun

Slide 7

Peer 2004 Pool Comparison

60+ Days Delinquent *

7.00% 6.50% 6.00% 5.50% 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

Mth 1 Mth 2 Mth 3 Mth 4 Mth 5 Mth 6 Mth 7 Mth 8 Mth 9 Mth 10

Aames 2004-1 New Century 2004-3 IndyMac SPMD 2004-B

Fremont 2004-1 New Century 2004-4 IndyMac SPMD 2004-C

Fremont 2004-2 Saxon 2004-2 Ameriquest 2004-R8

Fremont 2004-4 Saxon 2004-3 Ameriquest 2004-R9

New Century 2004-2 IndyMac SPMD 2004-A Peer Average

* Includes all Bankruptcies and Foreclosures.

Slide 8

Quality Control Focus

Collateral Evaluation

Hansen ProScore, a risk-based tool used to initially determine internal appraisal review process

100% post funding audit, including full compliance review

Result: Best in class whole loan investor acceptance rate

Slide 9

The Aames Difference

Well established retail franchise - 40% of total production

Consistent and disciplined underwriting through a variety of cycles TRS earnings will benefit from $186 million of NOLs Fully leveraged capital with core hybrid product

Experienced management team with large financial institutions background

Fully rated in house servicing platform

Slide 10

Dividend Outlook

Reaffirming previous dividend guidance: $0.34 to $0.36 per share for 3rd and 4th Quarters

Reaffirming previous LHFI portfolio guidance: $4.0 billion to $4.3 billion

Implied REIT taxable net income margin of 2.10% to 2.20%

REIT taxable NIM of 2.39% in the 2nd quarter of 2005 Dividend guidance achievable with a 12% compression of NIM

Slide 11

Liquidity Management & Funding Sources

Liquidity management:

Operating liquidity

Funding sources:

Revolving facilities of $2.8 billion all but $100 million committed Facilities provided by six counterparties Staggered maturities Renewals are expected at same or similar terms

Slide 12

Historical ABS / HEL Issuance $ Billion

500

450

400

350

300

250

200

150

100

50

0

1998 1999 2000 2001 2002 2003 2004 2005

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

* Source - Morgan Stanley 9/27/05

Slide 13

Home Equity ABS Spread Summary

Rating

AAA (3-yr) AA A BBB

Current Spread vs. Libor 25 47 65 130

12-month Maximum 37 65 115 190

12-month Minimum 18 43 63 125

12-month Mean 25 51 79 147

12-month STD. Dev. 5.7 7.3 18.6 21.7

# Std. Devs. From Mean -0.91 -1.13 -1.24 -1.01

Source—Morgan Stanley , As of 9/22/05

Slide 14

Whole Loan Pricing – Components

Cash Proceeds:

Securitization / Capital Structure Servicing Premium Deal Expenses

Residual Valuation:

Monthly Excess Cash Flow Discount Rate / Present Value Prepayment Speed Assumptions Loss Assumptions

Slide 15

Cash Proceeds – Securitization / Capital Structure

ABS Structure							
Class	Rating	Size ($)	% of Pool	Margin	WAL	Bond Price	Net Proceeds
Class 1A1	Aaa/AAA	$ 250,632,000	20.89%	0.14%	1.00	100.000%	$ 250,632,000
Class 1A2	Aaa/AAA	$ 77,758,000	6.48%	0.26%	3.00	100.000%	$ 77,758,000
Class 1A3	Aaa/AAA	$ 65,549,000	5.46%	0.37%	5.05	100.000%	$ 65,549,000
Class 1A1	Aaa/AAA	$ 471,972,000	39.33%	0.27%	2.07	100.000%	$ 471,972,000
Class 1A2	Aaa/AAA	$ 83,289,000	6.94%	0.31%	2.07	100.000%	$ 83,289,000
Class M1	Aa1/AA+	$ 40,200,000	3.35%	0.48%	4.40	100.000%	$ 40,200,000
Class M2	Aa2/AA+	$ 38,400,000	3.20%	0.50%	4.33	100.000%	$ 38,400,000
Class M3	Aa3/AA	$ 23,400,000	1.95%	0.53%	4.29	100.000%	$ 23,400,000
Class M4	A1/AA	$ 21,000,000	1.75%	0.75%	4.26	100.000%	$ 21,000,000
Class M5	A2/AA-	$ 18,600,000	1.55%	0.80%	4.25	100.000%	$ 18,600,000
Class M6	A3/A+	$ 18,600,000	1.55%	0.87%	4.23	100.000%	$ 18,600,000
Class M7	Baa1/A	$ 15,600,000	1.30%	1.40%	4.22	100.000%	$ 15,600,000
Class M8	Baa2/A-	$ 15,000,000	1.25%	1.60%	4.21	100.000%	$ 15,000,000
Class M9	Baa3/BBB+	$ 12,000,000	1.00%	2.50%	4.21	100.000%	$ 12,000,000
Class B1	--/BBB+	$ 9,600,000	0.80%	3.00%	4.19	98.154%	$ 9,422,784
Class B2	--/BBB	$ 8,400,000	0.70%	3.00%	4.19	81.245%	$ 6,824,580
Class B3	--/BBB-	$ 12,000,000	1.00%	3.00%	4.19	68.512%	$ 8,221,440
	OC	$ 18,000,000	1.50%			Bond Proceeds:	$ 1,176,468,804

Bond Balance	$ 1,182,000,000
Loan Balance	$ 1,200,000,000

Securitization Proceeds	98.039%
Servicing & Prepay Penalities	1.250%
Expenses	-0.250%
TOTAL CASH PROCEEDS	**99.039%**

•For illustrative purposes only.

Aames

Slide 16

Residual Cash Flow Valuation

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 3.18% 4.22% 5.15%

WAC 7.30% losses 3.50% 2.51% 3.62% 4.38%

4.00% 2.20% 3.24% 4.01%

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 3.33% 4.39% 5.35%

WAC 7.40% losses 3.50% 2.72% 3.84% 4.56%

4.00% 2.41% 3.45% 4.25%

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 3.49% 4.57% 5.42%

WAC 7.50% losses 3.50% 2.93% 4.08% 4.79%

4.00% 2.52% 3.62% 4.42%

•Assumes 15% Discount Rate. . For illustrative purposes only

Slide 17

Cash Proceeds + Residual Valuation = Whole Loan Price

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 102.22% 103.26% 104.19%

WAC 7.30% losses 3.50% 101.55% 102.66% 103.42%

4.00% 101.24% 102.28% 103.05%

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 102.37% 103.43% 104.39%

WAC 7.40% losses 3.50% 101.76% 102.88% 103.60%

4.00% 101.45% 102.49% 103.29%

Prepayment Speed

PPC 1 PPC 2 27 CPR

3.00% 102.53% 103.61% 104.46%

WAC 7.50% losses 3.50% 101.97% 103.12% 103.83%

4.00% 101.56% 102.66% 103.46%

•Assumes 15% Discount Rate. For illustrative purposes only. . .

Slide 18

Net Cost to Originate/Origination Volume

$2,500.0

$2,000.0

$1,500.0

$1,000.0

$500.0

$-

Total = $2,030. 7

2.26% $710.1

$1,320.6

Total = $1,597.0

2.34% $676.5 $920.5

Q2-04 Q2-05

2.50%

2.25%

2.00%

1.75%

1.50%

1.25%

1.00%

0.75%

0.50%

0.25%

Wholesale

Retail

NCTO

Slide 19

2006 Production and Cost Initiatives

INCREASE VOLUME & VALUE

Broker penetration and activation increased Geographically align retail branches in top markets Strategically add to the sales force

REDUCE EXPENSES

Re-engineer production operation processes Development and utilization of automated underwriting Call center consolidation Develop a lower cost geographical site for company growth Retail marketing /lead management cost reduction and effectiveness

Slide 20

The Aames Difference

Well established retail franchise—40% of total production

Consistent and disciplined underwriting through a variety of cycles. TRS earnings will benefit from $186 million of NOLs Fully leveraged capital with core hybrid product

Experienced management team with large financial institutions background

Fully rated in house servicing platform

Slide 21

Q & A Session

Slide 22